UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2008 (January 24, 2008)

CuraGen Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23223	06-1331400

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main Street, Branford, Connecticut	06405

(Address of Principal Executive Offices)	(Zip Code)

(203) 481-1104

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2007 Bonuses and Stock Option Grants for Executive Officers

On January 24, 2008, the Compensation Committee of the Board of Directors of CuraGen Corporation, a Delaware Corporation (the “Company”), pursuant to the Company’s Executive Incentive Plan (the “EIP”) approved performance-based bonuses and granted non-qualified stock options in the following amounts to the following executive officers of the Company:

Executive Officers	2007 Performance- Based Bonus	Shares of Common Stock Subject to 2007 Performance-Based Stock Option Award
Timothy M. Shannon President and Chief Executive Officer	$345,000	—
Paul M. Finigan EVP & General Counsel	$202,860	289,000

The awards are attributable to performance during fiscal year 2007. Dr. Shannon was granted 500,000 non-qualified stock options on September 25, 2007 in connection with his promotion to President and Chief Executive Officer and therefore is not being granted additional options at this time. The grant of non-qualified stock options to Mr. Finigan was made under the Company’s 2007 Incentive Stock Plan (the “2007 Plan”), under the following terms: (i) an exercise price equal to the fair market value of the Company’s common stock on the date of grant, or $0.69 per share and (ii) vesting 25% on the first anniversary of the date of grant and 6.25% quarterly thereafter until the fourth anniversary of the date of grant.

The Compensation Committee of the Board of Directors also approved performance-based bonuses for 2007 for the following former executive officers of the Company.

Former Executive Officer	2007 Performance- Based Bonus
Frank M. Armstrong Former President & CEO	$477,848
David M. Wurzer Former EVP & Chief Financial Officer Currently Advisor to the Company	$204,792
Elizabeth A. Whayland Former SVP of Finance & Corporate Secretary	$124,802

Each of Dr. Armstrong, Mr. Wurzer and Ms. Whayland were eligible to receive their full 2007 bonuses under the EIP.

2008 Targets for Non-Equity and Equity Incentives for Executive Officers

In addition, on January 24, 2008, the Board of Directors established the Company’s strategic corporate goals for fiscal year 2008 for payment of short-term incentives and grant or award of long-term incentives to the executive officers of the Company under the EIP. The EIP is designed to motivate, reward, and retain executives by aligning compensation with the achievement of strategic corporate goals as well as individual performance objectives. The Committee’s judgments regarding the appropriate form and level of compensation are ultimately based upon the Committee’s assessment of the performance of its executives, the increasingly competitive demand for superior executive talent, the Company’s overall performance, and future objectives and challenges. Although the Committee does not solely rely upon a formula, key corporate performance factors for 2008 include, among other things:

•	Continued advancement of the Company’s oncology pipeline;
•	Financial performance of the Company;
•	Return for Stockholders; and
•	Strategic initiatives.

The Company’s Board of Directors and the Committee reserve the right to modify these key corporate performance factors and criteria at any time or to award short- and/or long-term incentives to the executive officers even if certain performance goals are not met.

The bonus targets for the payment of short-term incentives and the equity targets for the grant or award of long-term incentives to the executive officers of the Company are set forth below:

Executive Officer	2008 Bonus Target (% of Base Salary)	2008 Equity Target (% of Base Salary)
Timothy M. Shannon President and Chief Executive Officer	50%	200%
Paul M. Finigan EVP & General Counsel	35%	100%
Sean A. Cassidy VP and Chief Financial Officer	25%	75%

The target bonus and equity opportunities can be exceeded by up to two times the target for exceptional performance. For example, an executive with a target bonus of 35% who has outstanding performance can receive a bonus of as much as 70% of base salary.

The Company’s Form of Non-Qualified Stock Option Agreement under the 2007 Stock Incentive Plan and Executive Incentive Plan were filed as Exhibit 10.2 and Exhibit 99.1, to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2007 and the Company’s Current Report on Form 8-K filed on February 7, 2005, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Form of Non-Qualified Stock Option Agreement under the 2007 Stock Incentive Plan (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2007, Commission File No. 000-23223) is incorporated herein by reference.

99.2	Executive Incentive Plan (filed as Exhibit 99.1 to Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION (Registrant)

Date: January 29, 2008	By:	/s/ Sean A. Cassidy
	Name: Title:	Sean A. Cassidy Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Non-Qualified Stock Option Agreement under the 2007 Stock Incentive Plan (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2007, Commission File No. 000-23223) is incorporated herein by reference.

99.2	Executive Incentive Plan (filed as Exhibit 99.1 to Company’s Current Report on Form 8-K filed on February 7, 2005, Commission File No. 000-23223) is incorporated herein by reference.